UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SCIVANTA MEDICAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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February 26, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Scivanta Medical Corporation to be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on April 2, 2009 at 10:00 a.m., local time.

At the annual meeting, you will be asked to elect five nominees for director and to consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

It is important that your shares of Scivanta Medical Corporation common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own.  To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope.  If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy.  Your prompt attention is greatly appreciated.

Very truly yours,

Thomas S. Gifford
Secretary

215 Morris Avenue
Spring Lake, New Jersey 07762
(732) 282-1620

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 2, 2009

To the Stockholders of Scivanta Medical Corporation:

NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders (the “Annual Meeting”) of Scivanta Medical Corporation will be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on April 2, 2009 at 10:00 a.m., local time, for the following purposes:

1.	To elect five nominees for director who will serve on Scivanta Medical Corporation’s Board of Directors for the following year and until their successors have been elected and qualify; and

2.	To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on February 20, 2009, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope.  You may revoke your proxy either by written notice to Scivanta Medical Corporation, by submitting a proxy card dated as of a later date or in person at the Annual Meeting.  The Board of Directors of Scivanta Medical Corporation recommends that you vote “FOR” each of the nominees for director.

By Order of the Board of Directors

Thomas S. Gifford
Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.  PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 2, 2009:  The Proxy Statement and the Scivanta Medical Corporation Annual Report for the fiscal year ended October 31, 2008 are available at www.allianceproxy.com/scivanta/2009.

SCIVANTA MEDICAL CORPORATION

PROXY STATEMENT
FOR
2009 ANNUAL MEETING OF STOCKHOLDERS
April 2, 2009

General Information

This Proxy Statement is being furnished to the holders of common stock, with a par value of $.001 per share (“Common Stock”), of Scivanta Medical Corporation (“Scivanta” or the “Company”) in connection with the solicitation of proxies by its Board of Directors (the “Board” or “Board of Directors”) for use at the annual meeting of stockholders of Scivanta to be held at 10:00 a.m., local time, on April 2, 2009 at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey (the “Annual Meeting”).  The Board of Directors has fixed the close of business on February 20, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

At the Annual Meeting, stockholders of Scivanta will consider and vote on:

•	the election of five nominees for director; and

•	any other business as may properly come before the Annual Meeting.

Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the Annual Meeting.  Presence at the Annual Meeting does not, in and of itself, revoke the proxy.  Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy.  All shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein.  Proxies submitted without specification will be voted “FOR” the election of each of the nominees for director.  Neither the Board nor management of Scivanta is aware, to date, of any matter being presented at the Annual Meeting other than the election of directors, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

Proxies for use at the Annual Meeting are being solicited by the Board of Directors.  The cost for preparing, assembling and mailing the proxy materials is to be borne by Scivanta.  It is not anticipated that any compensation will be paid for soliciting proxies, and Scivanta does not intend to employ specially engaged personnel in the solicitation of proxies.  It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of Scivanta, without additional compensation, may solicit proxies personally or by telephone, facsimile transmission or special letter.

This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about February 26, 2009.

Voting Securities

Stockholders of record at the close of business on February 20, 2009 are entitled to one vote for each share of Common Stock then held by them.  As of that date, Scivanta had 26,981,210 shares of Common Stock issued and outstanding.  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the Annual Meeting for the purpose of determining the existence of a quorum.

Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.  All votes will be tabulated by the inspector of election appointed at the Annual Meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes.

Principal Stockholders and Security Ownership of Management

The following table sets forth information as of February 20, 2009, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Scivanta’s Common Stock, which is the only class of Scivanta capital stock with shares issued and outstanding, by (1) each director and nominee for director of Scivanta, (2) each of the Named Executive Officers of Scivanta (as such term is defined in the section of this Proxy Statement captioned “EXECUTIVE OFFICERS – Executive Compensation”), (3) each person or group of persons known by Scivanta to be the beneficial owner of greater than 5% of Scivanta’s outstanding Common Stock, and (4) all directors and executive officers of Scivanta as a group.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	No. of Shares (1)	Percent of Class

David R. LaVance (2)(3)(4)(5)	4,512,833	16.33%
Thomas S. Gifford (3)(5)(6)(7)	4,823,771	17.46%
Lawrence M. Levy (3)(8)	125,000	*
Anthony Giordano, III (3)(9)	135,000	*
Richard E. Otto (3)(10)	632,500	2.29%
John A. Moore (11)(12)	1,360,270	5.02%
Richard S. Rimer (13)	2,731,948	10.13%
All directors and executive officers as a group (4)(5)(7)(8)(9)(10)	9,918,166	34.00%

*  Represents less than 1% of the issued and outstanding shares of Common Stock.

(1)
In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he, she or it has voting or investment power with respect to such shares.  This includes shares (a) subject to options and warrants exercisable within sixty days of February 20, 2009, and (b)(1) owned by a spouse, (2) owned by other immediate family members, or (3) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(2)	Such person serves as Scivanta’s President and Chief Executive Officer.

(3)	Such person serves as a director of Scivanta and maintains a mailing address of 215 Morris Avenue, Spring Lake, New Jersey 07762.

(4)
Includes 450,333 shares currently available for purchase or which are available for purchase within sixty days of February 20, 2009 under the options granted by Scivanta to Mr. LaVance on February 5, 2007 and January 1, 2008.  Also, includes 310,938 shares held by the LaVance Trust for Children, a trust established for the benefit of Mr. LaVance’s children.  Mr. LaVance disclaims beneficial ownership of the shares held in trust.

(5)
Includes 200,000 shares currently available for purchase under the warrant issued on May 14, 2004 to Century Capital Associates, LLC (“Century Capital”).  Mr. LaVance and Mr. Gifford are the owners and officers of Century Capital.  Each of Mr. LaVance and Mr. Gifford disclaims beneficial ownership of these shares except to the extent of his ownership in Central Capital.

(6)	Such person serves as Scivanta’s Executive Vice President, Chief Financial Officer and Secretary.

(7)
Includes 450,333 shares currently available for purchase or which are available for purchase within sixty days of February 20, 2009 under the options granted by Scivanta to Mr. Gifford on February 5, 2007 and January 1, 2008.  Also includes 310,938 shares held by the LaVance Trust for Children.  Mr. Gifford is the trustee for the LaVance Trust for Children.  Mr. Gifford disclaims beneficial ownership of the shares held in trust.

(8)
Represents the shares currently available for purchase or which are available for purchase within sixty days of February 20, 2009 under the warrant issued by Scivanta to Mr. Levy on March 15, 2007 and the options granted by Scivanta to Mr. Levy on January 1, 2008 and January 21, 2009.

(9)
Represents the shares currently available for purchase or which are available for purchase within sixty days of February 20, 2009 under the warrant issued by Scivanta to Mr. Giordano on March 15, 2007 and the options granted by Scivanta to Mr. Giordano on January 1, 2008 and January 21, 2009.

(10)
Represents the shares currently available for purchase or which are available for purchase within sixty days of February 20, 2009 under the warrants issued by Scivanta to Mr. Otto on May 14, 2004, February 25, 2005 and February 5, 2007 and the options granted by Scivanta to Mr. Otto on January 1, 2008 and January 21, 2009.

(11)	Mr. Moore, a former director of Scivanta, maintains a mailing address at 403 Marsh Lane, Wilmington, Delaware 19804.

(12)	Includes 100,000 shares currently available for purchase under the warrant issued by Scivanta to Mr. Moore on February 5, 2007.

(13)	Mr. Rimer maintains a mailing address at 17 Chemin De La Sapinere, 1253 Vandoeuvres, Geneva, Switzerland.

ELECTION OF DIRECTORS

The Bylaws of Scivanta provide that the number of directors shall not be less than one director nor more than twelve directors, and permit the exact number of directors to be determined from time to time by the Board.  Currently, the Board has fixed the number of directors at five.

Nomination Process

Effective May 14, 2004, Scivanta’s Board of Directors adopted a formal process by which nominees for director of Scivanta are selected.  Because Scivanta does not currently have a nominating committee, those members of the Board who qualify as independent pursuant to the standards set forth by the SEC propose nominees for director for consideration by the full Board.

In making its recommendations to the Board, the independent directors consider, at a minimum, candidates who have expertise that may be useful to Scivanta as well as those candidates who exhibit the highest personal and professional ethics.  When considering candidates for director, the independent directors of the Board, in addition to the minimum criteria set forth above, consider various factors, including (1) relevant business experience; (2) independence from management; (3) judgment, skill, integrity and reputation; (4) existing commitments and potential conflicts of interest; (5) financial and accounting background; and (6) the size and composition of the existing Board.  In determining whether to recommend a director for re-election, the independent directors also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Nominees

It is intended that the proxies solicited by the Board will be voted “FOR” the five nominees listed below in the section captioned “Board of Directors” (unless a stockholder otherwise directs).  If, for any reason, any of the nominees becomes unavailable for election to or service on the Board, the proxies solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors.  The Board has no reason to believe that any of the named nominees are not available or will not serve if elected.  Each nominee for director currently serves as a director of Scivanta.  Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR.

Board of Directors

Each candidate for director currently serves as a director of Scivanta and has been nominated to serve for an additional one year term to expire at the next annual meeting of stockholders of Scivanta.  The name, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the Board of Directors of Scivanta is set forth below:

Name and Address	Age	Principal Occupation or Employment

David R. LaVance	55	Chairman of the Board, President and Chief Executive Officer

Thomas S. Gifford	40	Executive Vice President, Chief Financial Officer and Secretary

Richard E. Otto	59	Consultant

Lawrence M. Levy	70	Senior Counsel at Brown Rudnick Berlack Israels LLP

Anthony Giordano, III	43	Executive Vice President and Chief Financial Officer of Central Jersey Bancorp and Central Jersey Bank, National Association

There are no family relationships among the current executive officers and directors of Scivanta.  None of the current executive officers or directors of Scivanta are directors of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, except for Mr. LaVance and Mr. Levy, who serve as directors of Hologic, Inc. (NASDAQ:  HOLX) and Mr. Otto who serves as a director of ImaRx Therapeutics, Inc. (NASDAQ:  IMRX).

Biographical Information

David R. LaVance:  Mr. LaVance became Scivanta’s President and Chief Executive Officer and the Chairman of its Board of Directors on March 21, 2003.  He also is the President and co-founder of Century Capital which was founded in 1997.  Mr. LaVance was a Managing Director of KPMG Health Ventures, an advisory group providing investment banking services to healthcare companies from 1995 through 1997.  Prior to joining KPMG Health Ventures, Mr. LaVance was a founder of Physicians Data Corporation, a startup health informatics company formed in 1994, and served as the President of Nuclear Care, Inc., a nuclear imaging clinical services provider from 1992 through 1995.  Before founding Nuclear Care, Mr. LaVance held a series of operating positions with Dornier MedTech America, Inc., a medical device company that specializes in lithotriptors and other medical devices, ultimately serving as the President of Dornier MedTech in Japan from 1990 to 1992.  Mr. LaVance currently is a member of the board of directors of Hologic, Inc. (NASDAQ:  HOLX), a publicly traded medical device company specializing in digital imaging.  Mr. LaVance received a B.A. degree from Furman University and a J.D. degree from Washington College of Law of the American University.

Thomas S. Gifford:  Mr. Gifford became Scivanta’s Executive Vice President, Chief Financial Officer and a director on March 21, 2003.  He later became the Secretary of Scivanta on July 22, 2003.  Mr. Gifford is also the Vice President and co-founder of Century Capital.  He is a licensed attorney in New York and New Jersey and is a Certified Public Accountant.  He was formerly a Manager and Associate Director of KPMG Health Ventures.  Prior to KPMG Health Ventures, Mr. Gifford was an accountant for KPMG Peat Marwick LLP from 1990 through 1994, where he provided auditing and financial due diligence services to various publicly traded and privately held emerging technology companies.  Mr. Gifford currently serves on the board of directors of Maloy Risk Services, Inc., a privately held insurance brokerage.  Mr. Gifford received a B.S. degree from Rutgers University and a J.D. degree from Seton Hall University School of Law.

Richard E. Otto:  Mr. Otto was elected as a director of Scivanta on May 6, 2003.  He has been a consultant since June 2007.  Beginning January 2002, Mr. Otto served as the Chief Executive Officer and a director of Corautus Genetics Inc., a publicly traded biopharmaceutical company and its predecessor Vascular Genetics Inc., until June 2007 when Corautus merged with VIA Pharmaceuticals, Inc., a publicly traded biotechnology company (NASDAQ: VIAP).  From June 1995 through April 1998, he was Chief Executive Officer and a director of CardioDynamics International Corporation (NASDAQ: CDIC), a publicly traded company that develops, manufactures and markets noninvasive heart-monitoring devices.  Mr. Otto has served as a consultant to the founder of WebMD and as a consultant to key management positions with Cardiac Pacemakers Inc. (now a Guidant company).  Mr. Otto also held positions at Intermedics, Inc., Medtronic Inc., and Eli Lilly and Company.  Mr. Otto currently serves on the board of directors of ImaRx Therapeutics, Inc. (NASDAQ: IMRX), a publicly traded biopharmaceutical company focused on the development and commercialization of therapies for vascular disorders.  He received a B.S. degree from the University of Georgia.

Lawrence M. Levy:  Mr. Levy was elected as a director of Scivanta on March 15, 2007.  He has been Senior Counsel at Brown Rudnick LLP, an international law firm, since February 2005 and, for more than 30 years before that, had been a Partner at Brown Rudnick, specializing in corporate and securities law. Mr. Levy is also a member of the boards of directors of Hologic, Inc. (NASDAQ: HOLX), a publicly traded medical device company specializing in digital imaging, Option N.V. of Belgium, a broadband wireless company specializing in data cards, embedded wireless modules, fixed mobile devices and related software and the Facing History and Ourselves National Foundation. Mr. Levy received a B.A. from Yale University and a L.L.B. from Harvard Law School.

Anthony Giordano, III:  Mr. Giordano was elected as a director of Scivanta on March 15, 2007.  He has served as the Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Central Jersey Bancorp (formerly Monmouth Community Bancorp), a publicly traded bank holding company (NASDAQ:  CJBK), since January 1, 2005.  Prior to the consummation of the combination of Monmouth Community Bancorp and Allaire Community Bank on January 1, 2005, he served as an Executive Vice President and the Chief Financial Officer, Treasurer and Secretary of Monmouth Community Bancorp and its bank subsidiary, Monmouth Community Bank, N.A.  Prior to joining Monmouth Community Bank, N.A. in May 1998, Mr. Giordano was employed by PNC Bank (formerly Midlantic Bank), where he served as Real Estate Banking Officer from 1996 to 1998 and Senior Accountant/Financial Analyst from 1994 to 1996.  From 1988 to 1994, Mr. Giordano served in various positions at Shadow Lawn Savings Bank, including Budget and Financial Planning Manager and Financial Analyst.  Mr. Giordano received a M.B.A degree from Monmouth University and a B.S. degree in finance from Kean University.

Meetings and Committees of the Board of Directors

The Board of Directors conducts business through meetings of the Board or by unanimous written consents of the Board.  In addition, the Board sometimes conducts business through its committees, including an Audit Committee and Compensation Committee.  Following the election of directors at the 2008 Annual Meeting of Stockholders, the Board of Directors for fiscal 2008 consisted of:  David R. LaVance, Thomas S. Gifford, Richard E. Otto, Lawrence M. Levy and Anthony Giordano, III.  Messers. Otto, Levy and Giordano qualify as independent directors in accordance with NASDAQ’s definition of “independent director” and the rules and regulations of the SEC.

During fiscal 2008, the Board held three meetings.  Each director of Scivanta serving on the Board in fiscal 2008 attended at least 75% of the aggregate of (1) the total number of Board meetings held during fiscal 2008 and (2) the total number of meetings of all committees of the Board on which he served during fiscal 2008.  Scivanta also encourages, but does not require, its directors to attend annual meetings of stockholders.  Two directors attended Scivanta’s 2008 Annual Meeting of Stockholders.

Compensation Committee

The Compensation Committee of the Board of Directors for fiscal 2008 consisted of:  Richard E. Otto, Lawrence M. Levy and Anthony Giordano, III.  Mr. Otto is the Chairman of the Compensation Committee.  Each of Mr. Giordano, Mr. Otto and Mr. Levy qualify as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.  The Compensation Committee does not have a formal charter.  The Compensation Committee is responsible for determining whether Scivanta’s compensation and benefits packages are suitable and do not provide excessive benefits or result in material financial loss to Scivanta.  The Compensation Committee is also responsible for approving or recommending to the Board compensation packages and plans for senior management and directors.  These compensation packages include salaries, bonuses, vacations, termination benefits, profit-sharing plans, contributions to employee pension plans, stock option and stock purchase plans, indemnification agreements and employment/change of control contracts.  When reviewing the proposed compensation packages, the Compensation Committee will consider:  (1) the combined value of all cash and noncash benefits provided to the individual or individuals; (2) the compensation history of the individual or individuals as compared to other individuals with comparable expertise at Scivanta; (3) the financial condition of Scivanta; (4) comparable compensation packages at similar institutions based upon such factors as asset size, geographic location and the services provided; (5) the projected total cost and benefit to Scivanta for post employment benefits; and (6) any connection between the individual and any fraudulent act or omission, breach of trust of fiduciary duty or insider abuse with regard to Scivanta.  During fiscal 2008, the Compensation Committee held two meetings.

Audit Committee

The Audit Committee of the Board of Directors for fiscal 2008 consisted of:  Richard E. Otto, Lawrence M. Levy and Anthony Giordano, III.  Mr. Giordano is the Chairman of the Audit Committee.  Each of Mr. Giordano, Mr. Otto and Mr. Levy qualify as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.  In addition, the Board has determined that Mr. Otto and Mr. Giordano both qualify as financial experts pursuant to SEC rules.  The Audit Committee’s primary responsibility is to assist the Board in fulfilling its oversight responsibilities with respect to financial reports and other financial information, as well as such other responsibilities set forth in the Amended and Restated Charter of the Audit Committee which was adopted on May 14, 2004.  During fiscal 2008, the Audit Committee held four meetings.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of Scivanta’s previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Audit Committee Charter.  The Audit Committee had developed an Audit Committee Charter (the “Charter”) in consultation with Scivanta’s Board of Directors and independent public accountants.  The Board adopted an amended and restated version of the Charter on May 14, 2004.  A copy of the Charter is found on Scivanta’s web-site, www.scivanta.com.

Review of Audited Financial Statements for the fiscal year ended October 31, 2008.  The Audit Committee reviewed and discussed with Scivanta's management the audited financial statements of Scivanta for the fiscal year ended October 31, 2008.  In addition, the Audit Committee discussed with Weiser LLP, Scivanta’s independent registered public accountants, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also received the written disclosures and the letter from Weiser LLP  required by Independence Standards Board Standard  No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed the independence of Weiser LLP with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that Scivanta’s audited financial statements for the fiscal year ended October 31, 2008 be included in its Annual Report on Form 10-KSB for the fiscal year ended October 31, 2008 and that such Annual Report on Form 10-KSB be filed with the SEC.

Submitted by:	Anthony Giordano, III (Chairman)
Richard E. Otto
Lawrence M. Levy

Directors’ Compensation

The following table sets forth information concerning the compensation of the Board of Directors who are not Named Executive Officers (as hereinafter defined) for the fiscal year ended October 31, 2008.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards($) (2)(3)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Richard E. Otto	$15,500	$—	$6,659	$—	$—	$—	$22,159
Lawrence M. Levy	$15,500	$—	$7,518	$—	$—	$—	$23,018
Anthony Giordano, III	$15,500	$—	$7,964	$—	$—	$—	$23,464

(1)
Effective January 1, 2008, the Compensation Committee approved the following compensation for independent directors:  (a)  annual retainer of $10,000; (b) in-person daily meeting fee of $2,000; and (c) telephonic meeting fee of $500.

(2)
Option awards consist of warrants issued and options granted to purchase Common Stock.  Amounts shown do not reflect compensation actually received by the director.  Instead, the amounts shown are the compensation costs we recognized in the fiscal year 2008 in accordance with the Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS 123R”).  The accounting for stock based compensation and the assumptions used to calculate the value of the warrant issuances and option grants are set forth under Note 2 “Summary of Significant Accounting Policies – Stock Based Compensation” and Note 7 “Stockholders’ Equity,” respectively, of our financial statements included in our Annual Report on Form 10-KSB for the year ended October 31, 2008.

(3)
As of October 31, 2008, the aggregate number shares of Common Stock underlying warrants issued and options granted to each director were as follows:  Richard E. Otto – 636,000 shares; Lawrence M. Levy – 130,000 shares; and Anthony Giordano, III – 138,000 shares.

Principal Accounting Fees and Services

Audit Fees. Scivanta was billed $55,800 and $53,105 by Weiser LLP for audit fees relating to Scivanta’s fiscal years ended October 31, 2008 and 2007, respectively.  Audit fees incurred in fiscal 2008 consisted of fees for the audit of Scivanta’s annual financial statements and review of quarterly financial statements.  Audit fees incurred in fiscal 2007 consisted of fees for the audit of Scivanta’s annual financial statements and review of quarterly financial statements as well as fees associated with the registration of shares of Common Stock under the Securities Act pursuant to the Registration Statement on Form SB-2, which was filed by Scivanta with the SEC on October 26, 2007.

Audit Related Fees.  Scivanta did not incur any fees associated with audit related services with Weiser LLP, or any other accounting firm, relating to fiscal years ended October 31, 2008 and 2007.  Audit-related fees are fees for assurance and related services, including primarily employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultation concerning financial accounting and reporting standards and consultation concerning matters related to Section 404 of the Sarbanes Oxley Act of 2002.

Tax Fees.  Scivanta did not incur any fees associated with tax services with Weiser LLP relating to fiscal years ended October 31, 2008 and 2007.  Scivanta was billed $1,750 by Karl Dienes, CPA, for tax compliance services relating to each of the fiscal years ended October 31, 2008 and 2007.  Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

All Other Fees.  Scivanta did not incur any fees associated with non-audit services with Weiser LLP, or any other accounting firm, relating to fiscal years ended October 31, 2008 and 2007.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its Charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to Scivanta that are prohibited by law or regulation.

Code of Ethics

The chief executive and senior financial officers of Scivanta are held to the highest standards of honest and ethical conduct when conducting the affairs of Scivanta.  All such individuals must act ethically at all times in accordance with the policies contained in Scivanta's Chief Executive and Senior Financial Officer Code of Ethics.  Copies of the Chief Executive and Senior Financial Officer Code of Ethics will be furnished without charge upon written request received from any shareholder of record.  Requests should be directed to Scivanta Medical Corporation, 215 Morris Avenue, Spring Lake, New Jersey  07762, Attention: Secretary.  The Chief Executive and Senior Financial Officer Code of Ethics is also available on the Company’s website at www.scivanta.com.

EXECUTIVE OFFICERS

The name, age, current position and biographical information of each executive officer of Scivanta is set forth below:

Name and Address	Age	Capacities in Which Served

David R. LaVance	55	Chairman of the Board, President and Chief Executive Officer

Thomas S. Gifford	40	Executive Vice President, Chief Financial Officer and Secretary

Mr. LaVance and Mr. Gifford serve as executive officers of Scivanta pursuant to employment agreements that set forth the terms under which such executive officers will serve in their respective capacities.  See “Employment Agreements.”

Biographical Information

For the biographical information for David R. LaVance and Thomas S. Gifford, see “ELECTION OF DIRECTORS - Board of Directors.”

Executive Compensation

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Scivanta for the fiscal years ended October 31, 2008 and 2007 of any person who served as Scivanta’s President and Chief Executive Officer during the fiscal year ended October 31, 2008 and each other executive officer of Scivanta whose total annual salary and bonus for the fiscal year ended October 31, 2008 exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)		Non- Equity Incentive Plan Compen- sation ($)	Non- Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

David R. LaVance, President and Chief	2008	$275,000	$41,250	(2)	$—	$32,328	(3)	$—	$—	$—	$348,578
Executive Officer (1)	2007	$206,250	$34,375		$—	$29,056	(3)	$—	$—	$—	$269,681

Thomas S. Gifford, Executive Vice	2008	$275,000	$41,250	(2)	$—	$32,328	(3)	$—	$—	$—	$348,578
President, Chief Financial Officer and Secretary (1)	2007	$206,250	$34,375		$—	$29,056	(3)	$—	$—	$—	$269,681

(1)
For the period November 1, 2006 through January 31, 2007, Century Capital provided consulting services to Scivanta pursuant to the amended and restated Consulting Services Agreement effective as of February 1, 2005.  Under the amended and restated Consulting Services Agreement, Scivanta paid consulting fees and other remuneration to Century Capital.  Mr. LaVance and Mr. Gifford are owners and officers of Century Capital.  Neither Mr. LaVance nor Mr. Gifford received any direct compensation from Scivanta during the period of November 1, 2006 through January 31, 2007.  Effective February 1, 2007, the Consulting Services Agreement, as amended and restated, between Scivanta and Century Capital terminated and Messers. LaVance and Gifford became employees of the Company.  See “Employment Agreements,” “Amended and Restated Consulting Services Agreement,” “Equity Compensation Arrangements Not Approved by the Security Holders – Warrant Issued to Century Capital Dated May 14, 2004” and “Certain Relationships and Related Transactions.”

(2)	The bonus awarded for fiscal 2008 has been accrued, and will be paid at the discretion of the Compensation Committee.

(3)
Amounts shown do not reflect compensation actually received by the Named Executive Officer.  Instead, the amounts shown are the compensation costs we recognized in the fiscal years 2008 and 2007 in accordance with SFAS 123R.  The accounting for stock based compensation and the assumptions used to calculate the value of the option grants are set forth under Note 3 “Summary of Significant Accounting Policies – Stock Based Compensation” and Note 7 “Stockholders’ Equity,” respectively, of our financial statements included in our Annual Report on Form 10-KSB for the year ended October 31, 2008.

Employment Agreements

On January 1, 2008, the Company entered into an executive employment agreement with each of David R. LaVance, the Company’s President and Chief Executive Officer, and Thomas S. Gifford, the Company’s Executive Vice President, Chief Financial Officer (Treasurer) and Secretary (collectively, the “Employment Agreements”).  The term of each of the Employment Agreements commenced on January 1, 2008 and ends on December 31, 2010, but can be renewed for successive one year periods unless terminated as provided in the Employment Agreements.  Both Messers. LaVance and Gifford shall be paid an annual base salary of $275,000, which may be increased by the Compensation Committee.  In addition, both Messers. LaVance and Gifford shall be eligible to receive an annual performance bonus based on the achievement of certain performance objectives as determined by the Compensation Committee.  The Company will also provide certain benefits to Messers. LaVance and Gifford, which include a comprehensive medical package, dental insurance, long-term disability coverage, a 401(k) Savings Plan/Profit Sharing Plan and a Section 125 Cafeteria Plan.  Messers. LaVance and Gifford will also be entitled to vacation days in accordance with the Company’s policies.

In the event that Mr. LaVance or Mr. Gifford is terminated without Good Cause (as defined in the Employment Agreements and used herein), or Mr. LaVance or Mr. Gifford terminates his employment for Good Reason (as defined in the Employment Agreements and used herein), Mr. LaVance or Mr. Gifford, as the case may be, will be entitled to receive a severance payment equal to his annual base salary in effect on the date of termination.

In addition, in the event that within one-hundred eighty days of a Change of Control (as defined in the Employment Agreements and used herein) of the Company, the employment of Mr. LaVance or Mr. Gifford is terminated by the Company or its successor without Good Cause, or Mr. LaVance or Mr. Gifford terminates his employment with the Company or its successor for Good Reason, Mr. LaVance or Mr. Gifford, as the case may be, shall be paid a severance payment; provided however, that if the termination of employment occurs prior to the Change of Control, the Change of Control must have been considered by the Company at the time of termination for Mr. LaVance or Mr. Gifford to be entitled to the severance payment.  The amount of the severance payment will be equal to two times the sum of Mr. LaVance’s or Mr. Gifford’s annual base salary in effect immediately prior to the termination of Mr. LaVance’s or Mr. Gifford’s employment and an amount which is the lesser of (1) $150,000 and (2) the aggregate amount of any bonuses paid to Mr. LaVance or Mr. Gifford during the twelve months prior to the earlier of (A) the effective date of the Change of Control and (B) the date Mr. LaVance’s or Mr. Gifford’s employment terminates with the Company.

Pursuant to the Employment Agreements, any severance payment to be paid by the Company to Mr. LaVance or Mr. Gifford is subject to the Company and Mr. LaVance or Mr. Gifford entering into and not revoking a release of claims in favor of the Company.

Each of Mr. LaVance and Mr. Gifford has agreed that (a) during the term of his employment with the Company and (b) for one year after the termination of his employment with the Company, he will not, directly or indirectly, be employed by, provide consulting services to or have any ownership interest (as a stockholder, partner or otherwise) in any Competing Business (as defined in the Employment Agreements), except for as permitted in the Employment Agreements.

Each of Mr. LaVance and Mr. Gifford has also agreed that (a) during the term of his employment with the Company, and (b) for a period of three years after the termination of his employment with the Company, he will not recruit any employee of the Company or solicit, divert or take away the business or patronage of any of the clients, customers or accounts of the Company that were served by the Company while he was employed by the Company.

Amended and Restated Consulting Services Agreement

Effective February 1, 2005, Scivanta and Century Capital entered into an amended and restated Consulting Services Agreement which replaced the original Consulting Services Agreement that was entered into by such parties as of February 1, 2003.  Pursuant to the amended and restated Consulting Services Agreement, Century Capital provided the services of David R. LaVance and Thomas S. Gifford as Scivanta’s corporate officers for a monthly fee of $50,000.  Both Messrs. LaVance and Gifford served Scivanta as independent contractors and were not able to participate in Scivanta’s employee benefit plans.  Effective February 1, 2007, the Consulting Services Agreement, as amended and restated, between Scivanta and Century Capital terminated and Messers. LaVance and Gifford became employees of the Company.

Stock Option Plans

The Company currently has two stock option plans in place:  the 2002 Equity Incentive Plan and the 2007 Equity Incentive Plan.  The 2002 Equity Incentive Plan was approved by the stockholders on July 5, 2002.  The aggregate number of shares of common stock which could have been awarded under the 2002 Equity Incentive Plan was 2,000,000.  As of October 31, 2008, options to purchase 1,470,000 shares of the Company’s common stock were outstanding under the 2002 Equity Incentive Plan.  As a result of the adoption of the Company’s 2007 Equity Incentive Plan, no further awards are permitted under the 2002 Equity Incentive Plan.

On May 31, 2007, the stockholders approved the Company’s 2007 Equity Incentive Plan.  The 2007 Equity Incentive Plan was placed into effect in order to encourage and enable employees and directors of the Company to acquire or increase their holdings of common stock and to promote these individual’s interests in the Company thereby enhancing the efficiency, soundness, profitability, growth and stockholder value of the Company.  The 2007 Equity Incentive Plan provides for awards in the form of restricted shares, incentive stock options, non-qualified stock options and stock appreciation rights.  The aggregate number of shares of common stock which may be awarded under the 2007 Equity Incentive Plan is 3,000,000, subject to adjustment as provided in the 2007 Equity Incentive Plan.  As of October 31, 2008, options to purchase 331,000 shares of the Company’s common stock were outstanding under the 2007 Equity Incentive Plan and up to 2,669,000 additional shares of the Company’s common stock can be awarded under the 2007 Equity Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of October 31, 2008, on the number of securities to be issued upon the exercise of outstanding options, warrants and rights and the number of securities remaining available for future issuance under the 2007 Equity Incentive Plan.

EQUITY COMPENSATION PLAN TABLE
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plan approved by security holders (1)	1,801,000	$ 0.16	2,669,000
Equity compensation arrangements not approved by security holders (2)	1,838,350	$ 0.14	—
Total	3,639,350	$ 0.15	2,669,000

(1)
Scivanta currently has two equity compensation plans, the 2002 Equity Incentive Plan and the 2007 Equity Incentive Plan.  Both of these plans are described herein and each has been approved by the Company’s stockholders.  As a result of the adoption of the 2007 Equity Incentive Plan, no further awards are permitted under the 2002 Equity Incentive Plan.

(2)	Represents warrants to purchase Common Stock which were issued and outstanding as of October 31, 2008. See discussion below for additional information.

Equity Compensation Arrangements Not Approved by the Security Holders

Warrants Issued to Consultants Dated November 1, 2007

On November 1, 2007, the Company issued warrants to purchase an aggregate of 160,000 shares of Common Stock to Harvey Sacks, MD, Andrew D. Shaw, MD and Paul Sierzenski, MD as partial consideration for their service as medical consultants to the Company.  Each of the warrants has a five year term and is exercisable at $0.13 per share.  The shares of Common Stock underlying the warrants vest or vested as follows:  32,000 shares vested on each of January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008; and 32,000 shares vested on January 31, 2009.  In the event of a change in control of the Company, as defined in the warrants, the warrants become fully vested as of ten days prior to the change in control.  As of October 31, 2008, 128,000 shares underlying the warrant were available for purchase and 32,000 shares underlying the warrant were unvested and were not yet available for purchase.

Warrant Issued to Consultant Dated April 1, 2008

On April 1, 2008, the Company issued a warrant to purchase 150,000 shares of Common Stock to Catalyst Financial Resources LLC (“Catalyst”) as partial consideration for the services to be provided by Catalyst to the Company as an investor relations consultant.  The warrant has a five year term and the shares of Common Stock underlying the warrant vested as follows:  37,500 shares, exercisable at $0.20 per share, vested on July 1, 2008; and 37,500 shares, exercisable at $0.25 per share, vested on October 1, 2008.  As of October 31, 2008, 75,000 shares underlying the warrant were available for purchase and 75,000 shares underlying the warrant were unvested and were not yet available for purchase.  On November 26, 2008, in connection with the termination of the consulting agreement with Catalyst, 75,000 shares underlying the warrant were cancelled.

Warrant Issued to Consultant Dated April 28, 2008

On April 28, 2008, the Company issued a warrant to purchase 125,000 shares of Common Stock to Rivertek Medical Systems, Inc. as partial consideration for its services as a product development consultant to the Company.  The warrant has a five year term and is exercisable at $0.13 per share.  The shares of Common Stock underlying the warrant vest as follows:  10,417 shares vest on the twenty-eighth day of each month commencing May 28, 2008 through March 28, 2009 and the remaining 10,413 shares vest on April 28, 2009.  In the event of a change in control of the Company, as defined in the warrant, the warrant becomes fully vested as of ten days prior to the change in control.  As of October 31, 2008, 62,502 shares underlying the warrant were available for purchase and 62,498 shares underlying the warrant were unvested and were not yet available for purchase.

Warrants Issued to Consultants Dated October 23, 2008

On October 23, 2008, the Company issued warrants to purchase an aggregate of 120,000 shares of Common Stock to Donald D. Hickey, M.D. and Clas E. Lundgren, M.D., Ph.D. as consideration for their service as product development consultants to the Company.  Each of the warrants has a five year term and is exercisable at $0.20 per share.  All 120,000 shares underlying the warrants vested on October 23, 2008 and were available for purchase as of October 31, 2008.

Warrant Issued to Consultant Dated January 1, 2007

On January 1, 2007, the Company issued a warrant to purchase 125,000 shares of Common Stock to the principal owner of the Investors Relations Group in connection with an investor relations and public relations consulting agreement entered into by the Company and the Investors Relations Group.  The warrant has a five year term and is exercisable at $0.25 per share until December 31, 2012.  The shares of Common Stock underlying the warrant vested as follows:  31,250 shares vested on March 31, 2007, 31,250 shares vested on June 30, 2007; and 31,250 shares vested on September 30, 2007.  On November 30, 2007, in connection with the termination of the consulting agreement with the Investors Relations Group, 31,250 shares underlying the warrant were cancelled.  As of October 31, 2008, 93,750 shares underlying the warrant were available for purchase.

Warrant Issued to Director Dated February 5, 2007

On February 5, 2007, the Company issued a warrant to purchase 209,000 shares of Common Stock to Richard E. Otto as consideration for his service as a member of the Board of Directors and related committees in 2006 and his continued service through 2007.  The warrant has a five year term and is exercisable at $0.20 per share.  The shares of Common Stock underlying the warrant vest or vested as follows:  100,000 shares vested immediately on February 5, 2007; 7,250 shares vested on March 31, 2007; 7,250 shares vested on June 30, 2007; 7,250 shares vested on September 30, 2007; 27,250 shares vested on December 31, 2007; 20,000 shares vested on December 31, 2008; and 20,000 shares vest on each of December 31, 2009 and December 31, 2010.  In the event of a change in control of the Company, as defined in the warrant, the warrant becomes fully vested as of ten days prior to the change in control.  As of October 31, 2008, 149,000 shares underlying the warrant were available for purchase and 60,000 shares underlying the warrant were unvested and were not yet available for purchase.

Warrant Issued to Former Director

On February 5, 2007, the Company issued a warrant to purchase 100,000 shares of Common Stock to John A. Moore as consideration for his service as a member of the Board of Directors and related committees in 2006.  The warrant has a five year term and is exercisable at $0.20 per share.  All 100,000 shares underlying the warrant vested on February 5, 2007 and were available for purchase as of October 31, 2008.

Warrants Issued to Directors Dated March 15, 2007

On March 15, 2007, the Company issued warrants to purchase an aggregate of 214,000 shares of Common Stock to Lawrence M. Levy and Anthony Giordano, III as consideration for their service as members of the Board of Directors and related committees in 2007.  Each of the warrants has a five year term and is exercisable at $0.25 per share.  The shares of Common Stock underlying the warrants vest or vested as follows:  13,500 shares vested on each of March 31, 2007, June 30, 2007 and September 30, 2007; 53,500 shares vested on December 31, 2007; 40,000 shares vested on December 31, 2008; and 40,000 shares vest on each of December 31, 2009 and December 31, 2010.  In the event of a change in control of the Company, as defined in the warrants, the warrants become fully vested as of ten days prior to the change in control.  As of October 31, 2008, 94,000 shares underlying the warrant were available for purchase and 120,000 shares underlying the warrant were unvested and were not yet available for purchase.

Warrant Issued to Director Dated February 25, 2005

On February 5, 2007, the Company issued a warrant to purchase 200,000 shares of Common Stock to Richard E. Otto as consideration for his service as a member of the Board of Directors and related committees in 2005.  The warrant has a five year term and is exercisable at $0.03 per share.  As of October 31, 2008, all 200,000 shares underlying the warrant were available for purchase.

Warrant Issued to Century Capital Dated May 14, 2004

On May 14, 2004, the Company issued a warrant to purchase 700,000 shares of Common Stock to Century Capital as partial consideration for consulting services.  The warrant has a ten year term and is exercisable at $0.04 per share.  As of October 31, 2008, 500,000 shares underlying the warrant had been purchased and 200,000 shares underlying the warrant were available for purchase.

Warrants Issued to Directors Dated May 14, 2004

On May 14, 2004, the Company issued warrants to purchase an aggregate of 400,000 shares of Common Stock to Richard E. Otto and Salvatore J. Badalamenti as consideration for their service as members of the Board of Directors and related committees in 2004.  Each of the warrants has a five year term and is exercisable at $0.04 per share.  As of October 31, 2008,  266,600 shares underlying the warrants were available for purchase and 133,400 shares underlying the warrants had been cancelled.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about all equity compensation awards held by the Named Executive Officers at October 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards									Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Un-exercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

David R .LaVance President and	5/14/04	200,000	(1)	—		—	$0.04	5/14/14	—	$—	—	$—
Chief Executive	2/5/07	319,000	(2)	181,000	(2)	—	$0.20	2/5/17	—	$—	—	$—
Officer	1/1/08	—		100,000	(3)	—	$0.14	1/1/18	—	$—	—	$—

Thomas S. Gifford Executive Vice	5/14/04	200,000	(1)	—		—	$0.04	5/14/14	—	$—	—	$—
President, Chief Financial	2/5/07	319,000	(2)	181,000	(2)	—	$0.20	2/5/17
Officer and Secretary	1/1/08	—		100,000	(3)	—	$0.14	1/1/18	—	$—	—	$—

(1)
Represents 200,000 shares subject to the warrant issued on May 14, 2004 to Century Capital to purchase a total of 700,000 shares of Common Stock.  Mr. LaVance and Mr. Gifford are owners and officers of Century Capital.  Each of Mr. LaVance and Mr. Gifford disclaims beneficial ownership of these shares except to the extent of his ownership interest in Century Capital.

(2)
On February 5, 2007, the Company granted a non-qualified stock option to purchase 500,000 shares of Common Stock pursuant to the Company’s 2002 Equity Incentive Plan to each of Messers. LaVance and Gifford.  An aggregate amount of 1,000,000 shares of Common Stock could be issued pursuant to these options.  Each option has a ten year term and is exercisable at $0.20 per share.  The shares of Common Stock underlying each option vest as follows:  14,000 shares vest on the last day of each month commencing February 28, 2007 through December 31, 2009 and the remaining 10,000 shares vest on January 31, 2010.  The vesting of 275,000 shares underlying each option will be accelerated as follows:  (1)  25,000 shares upon execution of a Board-approved agreement between the Company and a medical device company for the purpose of collaboration on the development of the Hickey Cardiac Monitoring System (the “HCMS”) or the distribution of the HCMS;  (2)  100,000 shares upon the Company’s receipt of approval from the United States Food and Drug Administration to market the HCMS; (3)  50,000 shares upon the Company’s receipt of cash in the amount of $2,000,000 (whether by debt, equity or otherwise) for use in the development and/or marketing of the HCMS, the payment of general and administrative expenses and for other purposes; (4)  50,000 shares upon the Company’s acquisition of a product or technology other than the HCMS; and (5)  50,000 shares upon the Company’s receipt of cash in the amount of $3,000,000 (whether by debt, equity or otherwise) for use in the development and/or marketing of the HCMS or any other acquired product, the payment of general and administrative expenses and for other purposes.  On June 29, 2007, 25,000 shares of Common Stock underlying each option vested due to the Company’s execution of its development agreement with Ethox International, Inc.  As a result of this accelerated vesting, the remaining unvested shares of Common Stock underlying each option vest as follows:  14,000 shares vest on the last day of each month through October 31, 2009 and the remaining 13,000 shares vest on November 30, 2009.

(3)
On January 1, 2008, the Company granted a non-qualified stock option to purchase 100,000 shares of common stock under the 2007 Equity Incentive Plan to each of Messers. LaVance and Gifford.  An aggregate of 200,000 shares of common stock could be purchased pursuant to these options.  Each option has a ten year term and is exercisable at $0.14 per share.  The shares of common stock underlying each option vest or vested as follows:  33,333 shares vested on December 31, 2008; 33,333 shares vest on December 31, 2009; and 33,334 shares vest on December 31, 2010.    In the event of a change in control of the Company, as defined in the 2007 Equity Incentive Plan, each of the options becomes fully vested as of ten days prior to the change in control.

Certain Relationships and Related Party Transactions

On May 1, 2004, the Company and Century Capital, of which Mr. LaVance and Mr. Gifford serve as officers and each has a 50% ownership interest, entered into a Shared Services Agreement whereby the Company rented three fully furnished, business equipped offices approximating 340 square feet inside Century Capital’s existing offices.  This agreement had a month to month term that required sixty days written notice to terminate and a monthly rental fee of $2,500.  Effective February 1, 2007, the Shared Services Agreement between the Company and Century Capital was terminated and replaced with a Sublease Agreement.  Pursuant to the Sublease Agreement, the Company rents office space approximating 2,000 square feet inside Century Capital’s existing offices.  In addition, the Company rents office furniture and other equipment from Century Capital.  This agreement has a month to month term that requires sixty days written notice to terminate and a monthly rental fee of $5,000.  The Company is responsible for all operating costs associated with the office space, including utilities, maintenance and property taxes.

During the fiscal year ended October 31, 2008, the Company was billed $70,120 pursuant to the terms of the Sublease Agreement.  As of October 31, 2008, the Company owed Century Capital $900 for expenses due under the Sublease Agreement and $1,732 for other expenses, which amounts are included in accounts payable – related party and were paid by the Company subsequent to October 31, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Scivanta’s directors, executive officers and persons who own more than 10% of Scivanta’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Scivanta’s Common Stock and other equity and derivative securities.  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Scivanta with copies of all Section 16(a) reports they file.  To the knowledge of management, based upon review of the copies of the forms furnished to Scivanta during the fiscal year ended October 31, 2008, all filings required to be made by Scivanta’s executive officers and directors pursuant to Section 16(a) of the Exchange Act for the fiscal year ended October 31, 2008 were filed within the time periods prescribed.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Board has adopted a formal process to be followed for those stockholders who wish to communicate directly with the Board or any individual director of Scivanta.  A stockholder can contact the Board, or any individual director, by sending a written communication to:  Scivanta Medical Corporation, Board of Directors, c/o Chairman of the Board, 215 Morris Avenue, Spring Lake, New Jersey 07762.  A stockholder’s letter should also indicate that he, she or it is a stockholder of Scivanta.  The Chairman shall either (1) distribute such communication to the Board, or a member or members thereof, as appropriate, depending upon the facts and circumstances described in the communication received; or (2) determine that the communication should not be forwarded to the Board because, in his or her judgment, (a) the communication is primarily commercial in nature and relates to Scivanta’s ordinary business or relates to a topic that is improper or not relevant to the Board; or (b) Scivanta’s management can adequately handle the stockholder inquiry or request, in which case the inquiry or request will be forwarded to the appropriate individual.  If a stockholder communication is addressed to one or more members of the Board, but not the entire Board, the Chairman shall notify any member of the Board to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request.

At each Board meeting, the Chairman shall present a summary of all communications received since the last Board meeting which were not forwarded to the Board, as well as the basis for the determination by the Chairman as to why the communications were not forwarded to the Board, and shall make those communications available upon request.

STOCKHOLDER PROPOSALS AND NOMINEES FOR DIRECTOR

Stockholder proposals for presentation at Scivanta’s next annual meeting of stockholders must be received by Scivanta at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than October 31, 2009.  Scivanta’s Bylaws contain certain procedures which must be followed in connection with stockholder proposals.

The Board of Directors will also consider nominees for director suggested by stockholders of Scivanta applying the same criteria for nominees described under “ELECTION OF DIRECTORS – Nomination Process” and considering the additional information required below.  A stockholder’s nominee(s) for director for consideration by the Board of Directors must be received by Scivanta at its principal executive offices no later than October 31, 2009  and must be accompanied by the following information: (1) the name and contact information for the nominee; (2) a statement of the nominee’s business experience and educational background; (3) a detailed description describing any relationship between the nominee and the proposing stockholder; (4) a statement by the stockholder explaining why he, she or it believes that the nominee is qualified to serve on the Board and how his or her service would benefit Scivanta; and (5) a statement that the nominee is willing to be considered and willing to serve as a director of Scivanta if nominated and elected.  The Board retains complete discretion for making nominations for election as a member of the Board.

ANNUAL REPORT

The annual report to stockholders for the fiscal ended October 31, 2008 accompanies this Proxy Statement.  Weiser LLP has audited the financial statements for the fiscal year ended October 31, 2008, which statements are contained in the annual report to stockholders.  Such annual report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

RELATIONSHIP WITH INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Selection of the independent registered public accounting firm for Scivanta is made by the Audit Committee.  Weiser LLP has served as Scivanta’s independent registered public accounting firm since March 3, 2005.  The Audit Committee has selected Weiser LLP to serve as Scivanta’s independent registered public accounting firm for the year ended October 31, 2009.

A representative of Weiser LLP will be available at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so.  Said representative will also be available to respond to appropriate questions from stockholders of Scivanta.

STOCKHOLDERS SHARING THE SAME ADDRESS

Scivanta has adopted a procedure called “householding,” which has been approved by the SEC.  Under this procedure, Scivanta is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same mailing address and have the same last name, unless Scivanta has received contrary instructions from an affected stockholder.  This procedure reduces Scivanta’s printing costs, mailing costs and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

Scivanta will deliver promptly upon written or oral request a separate copy of the annual report to stockholders and the Proxy Statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.  To receive a separate copy of the annual report or proxy statement, you may write or call Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary, Scivanta Medical Corporation, 215 Morris Avenue, Spring Lake, New Jersey 07762; (732) 282-1620 x15.

OTHER MATTERS

It is not expected that any matter not referred to herein will be presented for action at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Annual Meeting in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-KSB

On written request, Scivanta will provide without charge to each record or beneficial holder of Scivanta’s Common Stock, a copy of Scivanta’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2008, as filed with the SEC.  Requests should be addressed to Mr. Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary, Scivanta Medical Corporation, 215 Morris Avenue, Spring Lake, New Jersey 07762.  It should be noted that a copy of the Annual Report on Form 10-KSB, without exhibits, is included with the annual report to stockholders which accompanies this Proxy Statement.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY TO THE REGISTRAR AND TRANSFER COMPANY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH.  PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.  THANK YOU.

By Order of the Board of Directors

Thomas S. Gifford
Secretary

PROXY

SCIVANTA MEDICAL CORPORATION

This Proxy is solicited on behalf of the Board of Directors for the 2009 Annual Meeting of Stockholders

The undersigned, revoking all prior proxies, hereby appoints David R. LaVance and Allan J. Jones, and each of them, each with the power to appoint his substitute, the true and lawful proxy holders of the undersigned, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of common stock of Scivanta Medical Corporation (the "Company") held of record by the undersigned on February 20, 2009, at the 2009 Annual Meeting of Stockholders of the Company to be held on April 2, 2009 (the "Meeting") at 10:00 a.m., local time, at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, and any adjournments or postponements thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

☒ **Please mark your votes as indicated in this example**

PROPOSAL 1. To elect as directors, to hold office until the Company's 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualify, the five nominees listed below:

Nominees: David R. LaVance Thomas S. Gifford Richard E. Otto Lawrence M. Levy Anthony Giordano, III

The Board of Directors recommends a vote "FOR ALL NOMINEES"

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD FOR ALL NOMINEES** ☐ ______________________________
For all Nominees, except as written above

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

▼ FOLD AND DETACH HERE ▼

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others acting in a representative capacity should indicate the capacity in which they sign and give their full title as such. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

Date: ______________________________

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(Share Owner Sign Here)

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(Joint Owner Sign Here)

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐